Note 4 - Restricted Cash	6 Months Ended
Mar. 31, 2017
Notes
Note 4 - Restricted Cash:

NOTE 4 – RESTRICTED CASH:

Cash that is restricted as to withdrawal or use under the terms of certain contractual arrangements, generally with regulatory agencies, is recorded in Other Assets as Restricted cash on our balance sheet.

During the three months ended March 31, 2017 and the six months ended March 31, 2017, we received $4,050 and $379,175, respectively, as the result of partial reductions of the required reclamation bond amount projects in Nevada due to non-use and reclamation of land.  Pursuant to our request, the Bureau of Land Management (“BLM”) inspected the projects and authorized the return of the unobligated portion of our reclamation bonds due to completed reclamation and less acres being disturbed than the acreage for which the bond had been required.  Because the bond return for our Eureka project was for undisturbed land, there is no impact on our asset retirement obligation liability.